SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant /x/
                 Filed by a Party other than the Registrant / /
                           Check the appropriate box:
        / / Confidential, For Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         / / Preliminary Proxy Statement
                         /x/ Definitive Proxy Statement
                       / / Definitive Additional Materials
                 / / Soliciting Material Pursuant to Rule 14a-12


                        Audio Visual Services Corporation
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:


/ / Fee paid previously with preliminary materials:


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                     AUDIOVISUAL SERVICES CORPORATION [LOGO]
                     ---------------------------------------
                            111 West Ocean Boulevard
                                   Suite 1110
                          Long Beach, California 90802


                                January 26, 2001


Dear Stockholder:

The directors and officers of Audio Visual Services Corporation ("AVSC") cordially invite you to attend the Annual Meeting of Stockholders of the Company to be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York on Friday, March 2, 2001, at 10:00 a.m., local time ("Annual Meeting"). Notice of the Annual Meeting, the Proxy Statement and a proxy card are enclosed.

At this year's Annual Meeting you will be asked to (i) elect directors and (ii) ratify and approve the appointment of Ernst & Young LLP as the Company's independent auditors.

You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the Annual Meeting. Your proxy is revocable, and in the event you find it convenient to attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

For your information, we have also enclosed a copy of AVSC's Annual Report on Form 10-K for the fiscal year ended September 30, 2000. We look forward to seeing you at the Annual Meeting.




                                              Very truly yours,

                                              /s/ Robert K. Ellis
                                              -------------------
                                              Robert K. Ellis
                                              Chairman of the Board and
                                              Chief Executive Officer

                     AUDIOVISUAL SERVICES CORPORATION [LOGO]
                     ---------------------------------------
                            111 West Ocean Boulevard
                                   Suite 1110
                          Long Beach, California 90802



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 2, 2001

The Annual Meeting of Stockholders of Audio Visual Services Corporation, a Delaware corporation (the "Company"), will be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, on Friday, March 2, 2001, at 10:00 a.m., local time, for the following purposes:

          1. To elect Errol M. Cook, Digby J. Davies, Robert K. Ellis, Bryan D. Langton, David E. Libowitz and C. Anthony Wainwright as directors of the Company, to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified;

          2. To consider and act upon a proposal to ratify and approve the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, including the transition report period, October 1, 2000 through December 31, 2000; and

          3. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

          Only stockholders of record of the Company's Common Stock at the close of business on January 22, 2001, shall be entitled to notice of, and to vote at, the Annual Meeting or any and all postponements or adjournments thereof.


                                            By Order of the Board of Directors

                                            /s/ James Whitney Markowitz
                                            ---------------------------
                                            James Whitney Markowitz
                                            Secretary

January 26, 2001
New York, New York


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                      [This Page Intentionally Left Blank]

                        AUDIO VISUAL SERVICES CORPORATION
                            111 West Ocean Boulevard
                                   Suite 1110
                          Long Beach, California 90802

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 2, 2001

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Audio Visual Services Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, on March 2, 2001, at 10:00 a.m., local time, or any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy card are being mailed to stockholders on or about January 26, 2001.

Holders of record of common stock, par value $0.01 per share (the "Common Stock"), of the Company at the close of business on January 22, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any and all postponements or adjournments thereof. As of the Record Date, 25,018,346 shares of Common Stock were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder.

The presence, in person or by proxy, of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting.

If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote (i) to elect the six nominees for the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified, (ii) to ratify and approve the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending December 31, 2001, including the transition report period, October 1, 2000 through December 31, 2000, and (iii) to transact such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Each proxy granted may be revoked by the stockholder giving such proxy at any time before it is exercised by filing with the Secretary of the Company, at the address set forth above, a revoking instrument or a duly executed proxy bearing a later date. The powers of any proxy holder will be suspended if the person who executed the proxy held by such proxy holder attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

Assuming the presence of a quorum at the Annual Meeting, the six nominees receiving a plurality of the votes cast at the Annual Meeting for the election of directors will be elected as directors. In addition, assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting in person or by proxy and entitled to vote is required to ratify and approve the appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 2001, including the transition report period, October 1, 2000 through December 31, 2000.

With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will have no effect on the outcome of such election. With regard to the ratification and approval of the appointment of Ernst & Young, votes may be cast for or against, or abstentions may be specified. Since the proposal to ratify and approve the appointment of Ernst & Young requires the approval of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting, abstentions will have the same effect as a vote against such proposals. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the election of directors or to ratify and approve the appointment of Ernst & Young. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The Board of Directors knows of no other business to come before the meeting, but if other matters properly come before the meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of Common Stock.

The  principal  executive  offices of the  Company are located at 111 West Ocean
Boulevard,   Suite  1110,  Long  Beach,  California  90802  (telephone  -  (562)
366-0620).

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Board of Directors of the Company has nominated for election as the directors entitled to be elected by the holders of Common Stock the six nominees listed below. As previously noted, proxies will be voted, unless authority is withheld, for the election as directors of the nominees listed below to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified. The Board of Directors has no reason to believe that any of the listed nominees will not serve if elected, but if any of them should become unavailable to serve as a director or be withdrawn from nomination, and if the Board of Directors shall designate a substitute nominee, the persons named as proxy holders will vote for the substitute nominee.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                       EACH OF THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION


The following table sets forth certain information with respect to the nominees for election as directors at the annual meeting, including information as to each nominee's age as of December 29, 2000 and business experience during the past five years. The Company knows of no family relationship among the nominees.


Name                    Age         Principal Occupation and Other Information
----                    ---         -------------------------------------------
Robert K. Ellis         49          Mr. Ellis has been Chairman of the Board and
                                    Chief  Executive  Officer  and a director of
                                    the  Company  since  May,  2000.  Mr.  Ellis
                                    joined the Company in April,  2000, as Chief
                                    Executive    Officer   of   the    Company's
                                    audiovisual services businesses. Prior to his joining the Company, he served as Chief
                                    Executive Officer of Telecast  Communication
                                    Limited ("Telecast"), a U.K.- based group providing rental and technical services to the corporate meeting and broadcast markets, which he helped found in May, 1998. Prior thereto, he was Chief Executive Officer of Visual Action Holdings Plc ("VAH"), which was acquired by the Company in late 1997, from 1995 to November, 1997.

Digby J. Davies         42          Mr.  Davies  has been  President  and  Chief
                                    Operating Officer and a director of the Company since May, 2000. In addition, Mr.
                                    Davies has been the Acting  Chief  Financial
                                    Officer of the Company since July, 2000. Mr.
                                    Davies joined the Company in April, 2000, as Chief Operating Officer of the Company's audiovisual services businesses. Prior to his joining the Company, Mr. Davies served as Chief Financial Officer of Telecast from
                                    May, 1998, to April, 2000. Prior thereto, he was Chief Financial Officer of VAH from
                                    February, 1997 to November, 1997. Prior to his joining VAH, Mr. Davies worked as an independent consultant providing services in the areas of corporate restructurings and recoveries from 1990 to 1996.

Errol M. Cook           61          Mr.  Cook has been a director of the Company
                                    since  June,  1992.  Mr.  Cook  served  as a
                                    Senior  Adviser  to E.M.  Warburg,  Pincus &
                                    Co.,  LLC ("EMW  LLC") from  January,  1999,
                                    through  December 2000.  Prior thereto,  Mr.
                                    Cook  served as a Managing  Director  of EMW
                                    LLC or its  predecessor  from  March,  1991,
                                    through   his   retirement    therefrom   in
                                    December, 1998.

Bryan D. Langton        64          Mr.  Langton  has  been  a  director  of the
                                    Company  since  April,   1996.  Mr.  Langton
                                    served  as  Chairman  and  Chief   Executive
                                    Officer  of  Holiday  Inn,   Worldwide   and
                                    Holiday Inn,  Inc. from  February,  1990, to
                                    December, 1996. Mr. Langton serves on the board of directors of Fairfield Communities, Inc.

David E. Libowitz       37          Mr.  Libowitz  has  been a  director  of the
                                    Company since June,  1992. Mr. Libowitz is a
                                    Managing Director of EMW LLC and has been associated with EMW LLC or its predecessor since July, 1991. Mr. Libowitz serves on the board of directors of Information Holdings, Inc., as well as certain privately held companies.

C. Anthony Wainwright   67          Mr.  Wainwright  has been a director  of the
                                    Company since March,  1997.  Mr.  Wainwright
                                    has served as Vice  Chairman  of  McKinney &
                                    Silver,  an  advertising   agency  owned  by
                                    MarchFirst,  Inc.,  since April,  1997.  Mr.
                                    Wainwright  was  Chairman of Harris,  Drury,
                                    Cohen,  Inc., an  advertising  agency,  from
                                    1995 to February,  1997.  Prior  thereto Mr.
                                    Wainwright was Chairman of Compton Partners,
                                    Saatchi & Saatchi,  a  national  advertising
                                    agency,  from  1994  to 1995  and  was  Vice
                                    Chairman of that  Company from 1989 to 1994.
                                    Mr.   Wainwright  serves  on  the  Board  of
                                    Directors of Marketing Services Group, Inc.,
                                    American  Woodmark  Corporation,   Del  Webb
                                    Corp.,  Gibson  Greetings,   Inc.,  Advanced
                                    Polymer Systems and Danka Plc.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors has an audit committee and a compensation committee. The Board of Directors does not presently have a nominating committee or other committee performing a similar function.

At present, the Board of Directors of the Company is composed of six directors. Pursuant to the terms of a stockholders agreement, dated as of March 15, 1996 (the "Stockholders Agreement"), subject to certain conditions, Warburg, Pincus Investors, L.P. ("Warburg") currently has the right to designate up to two persons for nomination to the Board. See "Certain Relationships and Transactions with Related Persons--Stockholders Agreement." At present, Warburg has designated only Mr. Libowitz for nomination to the Board. (Although not a designee of Warburg, Mr. Cook, a director of the Company since 1992, is a Senior Adviser to EMW LLC and a former Managing Director of EMW LLC.) The Board of Directors held seven (7) meetings during fiscal 2000.

The Compensation Committee of the Board of Directors of the Company determines the salaries and bonuses of the Company's executive officers and administers the Company's Amended and Restated 1996 Option Plan. During the Company's last completed fiscal year Errol M. Cook served as Chairman of the Compensation Committee, and each of Bryan D. Langton, David E. Libowitz and C. Anthony Wainwright served as members of the Compensation Committee. The Compensation Committee held four (4) meetings during the fiscal year ended September 30, 2000.

The Audit Committee of the Board of Directors recommends the appointment of auditors and oversees the accounting and audit functions of the Company. During the Company's last completed fiscal year Bryan D. Langton served as Chairman of the Audit Committee, and C. Anthony Wainwright served as a member of the Audit Committee. The Audit Committee held four (4) meetings during the fiscal year ended September 30, 2000.

None of the members of the Board of Directors failed during fiscal 2000 to attend at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors held during the period for which he was a director; and (2) the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he served.

COMPENSATION OF DIRECTORS

Directors who are not employees or officers of the Company receive cash compensation of $12,500 per annum payable quarterly in arrears. In addition, non-employee directors receive $1,000 for each meeting of the Board or meeting of a committee of the Board that they attend in person and $750 for each meeting of the Board or meeting of a committee of the Board that they attend telephonically. Mr. Libowitz has waived his right to receive any compensation. Directors are also reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings. Other than with respect to reimbursement of expenses, directors who are employees or officers of the Company do not receive additional compensation for services as a director.

Effective March 11, 1996, the Company adopted the Non-Employee Directors' Stock Plan, pursuant to which the Company awards directors (other than (i) directors affiliated with Warburg, who have waived their right to receive any compensation, (ii) Errol Cook, who has waived his right to receive shares under such plan, or (iii) directors who are employees of the Company) upon their becoming a director and on each anniversary thereof shares of Common Stock having a market value of $12,500. The Non-Employee Directors' Stock Plan, as amended, provides that the maximum number of shares of Common Stock available for issue under the plan is 100,000 shares (of which 20,866 shares presently have been issued), subject to adjustment to prevent dilution or expansion of rights.

                                  REPORT OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors focused upon and reviewed: (i) the adequacy of the Company's financial reporting process and the reliability of the Company's financial statements, and (ii) the independence and performance of the Company's internal auditor and independent auditors. The Audit Committee has also reviewed and discussed the Company's audited financial statements with management and Ernst & Young LLP. In fulfilling its duties, the Audit Committee discussed with Ernst & Young LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and any matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Company's independent auditors and management have represented to the Audit Committee that the financial statements prepared by management are in conformity with accounting principles generally accepted in the United States. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000. The directors who serve on the Audit Committee are both independent for the purposes of the New York Stock Exchange listing standards. The Audit Committee has adopted a written charter in the form of a Policy Statement Regarding Committees of the Board of Directors, which sets forth, among other things, the functions and responsibilities of the Audit Committee. A copy of the policy statement is attached to this proxy as Appendix A.

AUDIT COMMITTEE

                     Bryan D. Langton
                     C. Anthony Wainwright

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is the name and business experience of each of the executive officers of the Company as of the Record Date, to the extent not already provided above. No family relationship exists among the Company's executive officers or with any director.

Michael J. O'Brien
Age:  50

Mr. O'Brien has been Executive Vice President of the Company since May, 2000, and Chief Executive Officer of the Company's Audio Visual Headquarters (staging, rental and meeting services) division since June, 1998. Mr. O'Brien served as Chief Executive Officer of the Company's hotel audiovisual outsourcing division from January, 1998, through May, 1998. Prior to his joining the Company, Mr. O'Brien served as Chief Executive Officer of Audio Visual Headquarters Corporation, a subsidiary of VAH, from 1992, through November, 1997.

John C. Voaden
Age:  50

Mr. Voaden has been Executive Vice President of the Company and Chief Executive Officer of the Company's Presentation Services division (hotel audiovisual outsourcing division) since May, 1999. Prior to his joining the Company, Mr. Voaden served as Senior Vice President of Sales and Distribution for Carvel Corporation, a consumer packaged goods company from 1995 through 1998. Prior thereto, Mr. Voaden served as Regional Director for Coca Cola Bottling Company of New York from 1988 through 1995.

Kenneth R. Sanders
Age:  35

Kenneth R. Sanders has been Executive Vice President of the Company since July, 2000. Prior thereto, Mr. Sanders served as Executive Vice President and Chief Operating Officer of the Company's Presentation Services division from 1997 to April 1999. Prior to these positions, Mr. Sanders served as Vice President of Sales and Operations of Audio Visual Headquarters Corporation, a subsidiary of VAH, from 1992.

                                  REPORT OF THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

GENERAL

The Compensation Committee of the Board of Directors is composed entirely of non-management or outside directors. During the fiscal year ended September 30, 2000, Errol M. Cook, Bryan D. Langton, David E. Libowitz and C. Anthony Wainwright served as members of the Compensation Committee. In addition to its regular duties, the Compensation Committee also administers and approves certain grants of stock options and restricted stock under the Company's Amended and Restated 1996 Stock Option Plan, which was approved by stockholders prior to the Company's initial public offering in March, 1996 and later amended by the stockholders of the Company in March 1998, March 1999 and in June 2000.

COMPENSATION PHILOSOPHY

The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial performance of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each officer's and key employee's compensation be contingent upon the Company's performance as well as upon the individual's achievement of performance objectives. Accordingly, the compensation package for each executive officer and key employee is comprised of three primary elements:
(i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance targets and the achievement of individual performance objectives and (iii) stock-based incentive awards which strengthen the mutuality of interests between the executive officers and key employees and the Company's stockholders.

COMPONENTS OF COMPENSATION

The principal components of executive officer compensation are generally as follows:

o Base Salary. With respect to each of the Company's executive officers, their base salary is fixed in accordance with the terms of their respective employment agreements. The base salary for each executive officer is based on job responsibilities, level of experience, overall performance, contribution to the business and the base salaries being paid for similar positions in the industry based upon the Company's knowledge of competitive salaries in the marketplace. See "Employment Agreements."

o Annual Performance Bonus. Annual cash bonuses are payable to the Company's executive officers under the Company's performance bonus plan based on the Company's achievement of certain corporate financial performance targets established for the fiscal year and the achievement of individual performance standards.

o Long-Term Incentive Compensation. Long-term incentives are provided through stock option and restricted stock grants under the Company's Amended and Restated 1996 Stock Option Plan. Awards under the Amended and Restated 1996 Stock Option Plan are designed to further align the interests of each executive officer with those of the stockholders and provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business. For details regarding option and restricted stock grants during the fiscal year ended September 30, 2000, see the compensation and option tables in "Summary of Executive Compensation."

o Benefit Plans. The Company offers health care benefits and 401(k) programs for executive officers on terms generally available to all Company employees. Except as may be noted elsewhere in this proxy statement, the value of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the total salary and bonus of any executive officer during the fiscal year ended September 30, 2000.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. It is the Company's goal to have compensation paid to its five most highly compensated executive officers qualify, to the extent necessary, as performance-based compensation deductible for federal income tax purposes under Section 162(m) of the Code.

Notwithstanding the foregoing, the Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate and if they believe such payments are in the Company's best interests. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

During fiscal 2000, Robert K. Ellis was paid a base salary of approximately $245,000 and a bonus of approximately $122,500(1). Such compensation was determined in accordance with the terms of an employment agreement between the Company and Mr. Ellis, pursuant to which his annual base salary is $500,000 and pursuant to which his annual bonus is guaranteed in the amount of $250,000 per annum, payable monthly in arrears, for the first 18 months of the initial term of his employment with the Company (See "Employment Agreements"). During the fiscal year ended September 30, 2000, the Company granted Mr. Ellis options to purchase 470,000 shares of Common Stock with an exercise price of $0.46875 per share ("Options") under the Company's Amended and Restated 1996 Stock Option Plan ("1996 Option Plan"). During the same fiscal year, the Company also granted Mr. Ellis 268,000 shares of restricted Common Stock ("Restricted Stock") under the 1996 Option Plan. The Options and Restricted Stock vest in their entirety on April 4, 2002.

(1) Mr. Ellis commenced his employment with the Company in April, 2000.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

The Company has also entered into employment agreements with certain of the other executive officers. Each agreement provides for a fixed annual base salary that is subject to an annual increase at the discretion of the Board. Each agreement also provides that such executive officers are entitled to bonus compensation determined by the achievement of certain company and individual performance objectives established by the Board of Directors. In certain cases, the Company guaranteed bonus compensation amounts for the fiscal year ended September 30, 2000 (See "Employment Agreements").

In addition, Digby J. Davies, Michael J. O'Brien, John C. Voaden and Kenneth R. Sanders were also granted stock options and restricted stock under the Company's Amended and Restated 1996 Stock Option Plan during the fiscal year ended September 30, 2000 (See "Employment Agreements" and "Option Grants"). The Compensation Committee believes that stock ownership, through grants of stock options and shares of restricted common stock, and perhaps other forms of equity-based incentive compensation, is a major incentive in aligning the interests of employees, including senior management, and stockholders.

SUMMARY OF EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered to the Company and its subsidiaries in all capacities for the fiscal years ended September 30, 1998, 1999 and 2000, by its Chief Executive Officer and each of the Company's other executive officers whose total salary and bonus exceeded $100,000 during such fiscal year (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE



                                                                                                    LONG-TERM
                                                                                                  COMPENSATION
                                                                          ANNUAL            ________________________
                                                                       COMPENSATION         RESTRICTED    SECURITIES
                                                                   ____________________        STOCK      UNDERLYING   ALL OTHER
NAME AND PRINCIPAL POSITION                                         SALARY        BONUS       AWARDS        OPTIONS  COMPENSATION
---------------------------                                         -------      ------      --------      --------  ------------
Robert K. Ellis(1)
Chairman of the Board and Chief Executive
   Officer of the Company
         2000 .....................................................$245,000     $122,500      $100,500(7)   470,000           --

Digby J. Davies(2)
President, Acting Chief Financial Officer and
   Chief Operating Officer of the Company
         2000 .....................................................$195,000      $97,500       $80,625(7)   375,000           --

Michael J. O'Brien(3)
Executive Vice President of the Company and
   Chief Executive Officer of Audio Visual Headquarters
         2000 .....................................................$291,800     $283,160       $22,875(7)    73,000           --
         1999 .....................................................$207,072     $103,950            --           --           --
         1998 .....................................................$269,322     $120,476            --       20,000           --

Kenneth R. Sanders(4)
Executive Vice President of the Company and
   Chief Operating Officer of Presentation Services
         2000 .....................................................$253,334     $250,141       $22,875(7)    73,000       43,000(8)
         1999 .....................................................$210,420      $65,030            --       60,000           --
         1998 .....................................................$160,643      $80,245            --           --           --

John C. Voaden(5)
Executive Vice President of the Company and
   Chief Executive Officer of Presentation Services
         2000 .....................................................$264,105      $50,000       $22,875(7)    73,000           --
         1999 .....................................................  93,819       50,000            --       75,000           --

Christopher A. Sinclair(6)
Former Chairman of the Board, President and Chief
   Executive Officer of the Company
         2000 .....................................................$375,887      250,000            --           --      700,000(9)
         1999 .....................................................$326,923      250,000            --      600,000           --

--------------
(1) Mr. Ellis commenced his employment with the Company in April, 2000.
(2) Mr. Davies commenced his employment with the Company in April, 2000.
(3) Mr. O'Brien was appointed Executive Vice President of the Company in May 2000 and during 1999 and 1998, Mr. O'Brien served as the Chief Executive Officer of Audio Visual Headquarters.
(4) Mr. Sanders was appointed Executive Vice President of the Company in July 2000, prior thereto and during 1999 and 1998, Mr. Sanders served as Senior Vice President and Executive Vice President of Presentation Services.
(5) Mr. Voaden commenced his employment with the Company on May 3, 1999.
(6) Mr. Sinclair served as President and Chief Executive Officer of the Company from December 21, 1998 through May 15, 2000.
(7) The Company granted to each of Messrs. Ellis and Davies 268,000 shares and 215,000 shares, respectively, of restricted stock under the Company's Amended and Restated 1996 Stock Option Plan. Such shares vest in their entirety on April 4, 2002. The Company granted to each of Messrs. O'Brien, Sanders and Voaden 61,000 shares of Restricted Stock, which also vest in their entirety on April 4, 2002. The value of the Restricted Stock for each of the Named Executives, based upon a closing price of $0.50 per share on September 29, 2000, for each of Messrs. Ellis and Davies was $134,000 and $107,500, respectively, and for each of Messrs. O'Brien, Sanders and Voaden was $30,500.
(8) All  other  compensation  consists  of  payments  made to   Mr. Sanders  in
    connection with vacation accruals.
(9) All other compensation consists of severance payments made to Mr. Sinclair in connection with the termination of his employment with the Company.

OPTION GRANTS

The following table sets forth the grants of options with respect to Common Stock during the year ended September 30, 2000, to the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR




                                                               INDIVIDUAL GRANTS                             POTENTIAL REALIZABLE
                                                           ------------------------                             VALUE AT ASSUMED
                                                                       % OF TOTAL                            ANNUAL RATES OF STOCK
                                                                         OPTIONS                            PRICE APPRECIATION FOR
                                                                       GRANTED TO    EXERCISE OR                  OPTION TERM
                                                            OPTIONS   EMPLOYEES IN   BASE PRICE  EXPIRATION ----------------------
NAME                                                        GRANTED    FISCAL YEAR    PER SHARE    DATE         5%          10%
------                                                     ---------  ------------- ------------ ----------    ----        ----
Robert K. Ellis .............................................470,000(a)     28.9     $0.46875     6/28/10   $138,553     $351,121
Digby J. Davies .............................................375,000(a)     23.1      0.46875     6/28/10    110,548      280,150
Michael J. O'Brien .......................................... 73,000(a)      4.5      0.46875     6/28/10     21,520       54,536
Kenneth R. Sanders .......................................... 73,000(a)      4.5      0.46875     6/28/10     21,520       54,536
John C. Voaden .............................................. 73,000(a)      4.5      0.46875     6/28/10     21,520       54,536

-------------
(a) Such options vest in their entirety on April 4, 2002.

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with Messrs. Ellis, Davies, O'Brien, Sanders and Voaden. Each of Messrs. Ellis's and Davies's employment agreements expires on April 5, 2002, provided that the term of each such agreement shall be extended for successive periods of one year, unless at least one year prior to the end of the initial term or any renewal term either party has given the other party notice of its intention to terminate the agreement. Messrs. O'Brien, Sanders and Voaden are employed by the Company on an "at will" basis, and their respective employment may be terminated by the Company upon notice.

The annual base salary of Messrs. Ellis, Davies, O'Brien, Sanders and Voaden currently is $500,000, $400,000, $290,000, $250,000 and $250,000, respectively.
Each executive is also entitled to fringe benefits and to an annual bonus based on Company performance against targets and the fulfillment of certain management objectives established by the Board each year. Pursuant to the terms of their respective employment agreements, during the first 18 months of the initial term of their employment with the Company, the Company is required to pay to Messrs. Ellis and Davies, a guaranteed bonus of $250,000 per annum and $200,000 per annum, respectively, payable in each case monthly in arrears. Pursuant to the terms of their respective employment agreements, the Company was required to pay to Messrs. O'Brien, Sanders and Voaden a minimum bonus of $58,000, $52,400, $50,000, respectively, for the fiscal year ended September 30, 2000. Under each agreement the Board is to review the employee's salary at least annually and the salary amounts may be increased in the Board's discretion.

Each executive may be terminated for "cause" (as defined in the agreements), with all compensation ceasing. Under the employment agreement for each of Messrs. Ellis and Davies, if the executive is terminated without cause or if he resigns for "good reason" (as defined), the executive is entitled to full compensation and benefits for the remaining term of the agreement. "Good reason" includes, in the case of each of Messrs. Ellis and Davies, a change in control (as defined) of the Company. Under the employment agreements for each of Messrs. O'Brien, Sanders and Voaden, if the executive is terminated without cause or if he resigns for "good reason" (as defined in their respective employment agreements), the executive is entitled to a payment equal to 12 months annual base salary and any annual bonus to which the executive may be entitled in respect only of the fiscal year of the Company in which such termination or resignation, as the case may be, occurs and further prorated by reference to the number of days actually worked by the executive in such fiscal year.

Each employment agreement also contains provisions concerning the grant of Restricted Stock and Stock Options. The grant of Stock Options and Restricted Stock is further subject to the terms and conditions of a Restricted Stock Agreement and Stock Option Agreement, which were executed by and between each of Messrs. Ellis, Davies, O'Brien, Sanders and Voaden and the Company. In connection with the grant of Stock Options and Restricted Stock, the Company also agreed that in the event there is a Change in Control (as defined in the Company's Amended and Restated 1996 Stock Option Plan) and the aggregate value of Stock Options and Restricted Stock on the date of the consummation of a Change in Control is less than $1,000,000 in the case of each of Messrs. Ellis and Davies, and $250,000 in the case of each of Messrs. O'Brien, Sanders and Voaden, the Company shall be required to pay each of them within sixty (60) days thereafter the amount by which the aggregate value is less than $1,000,000 or $250,000, as the case may be.

Each employment agreement includes provisions restricting the executive's ability to compete with the Company and solicit the clients and employees of the Company following termination of employment. Each employment agreement also provides that in the event of the employee's death, the employee's beneficiary will receive a payment equal to four months' base salary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no interlocking relationships between any member of the Compensation Committee and any of the Company's executive officers that would require disclosure under the rules of the Securities and Exchange Commission.

COMPENSATION COMMITTEE

                         Errol M. Cook
                         Bryan D. Langton
                         David E. Libowitz
                         C. Anthony Wainwright

THE COMPENSATION COMMITTEE REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE THEREIN.

                             PERFORMANCE COMPARISON
                          STOCK PRICE PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for the Company, the Standard & Poor's 500 Composite Index and the Russell 2000 Index, during the period commencing on March 12, 1996, the date on which the Common Stock began trading on the New York Stock Exchange, and ending on September 30, 2000. The comparison assumes $100 was invested on March 12, 1996 in the Common Stock, and $100 was invested on February 29, 1996 in each of the Standard & Poor's 500 Composite Index and the Russell 2000 Index and assumes the reinvestment of all dividends, if any. At this time, the Company does not believe it can reasonably identify an industry peer group, and therefore the Company has instead selected the Russell 2000 Index, which includes companies with similar market capitalizations to that of the Company, as a comparative index for purposes of complying with certain requirements of the Securities and Exchange Commission.

                 COMPARISON OF 54 MONTH CUMULATIVE TOTAL RETURN*
          AMONG AUDIO VISUAL SERVICES CORPORATION, THE S & P 500 INDEX
                           AND THE RUSSELL 2000 INDEX


                                  [LINE GRAPH]



                                                                  CUMULATIVE TOTAL RETURN
                        -----------------------------------------------------------------------------------------------------------
                         3/12/96    3/96     4/96     5/96    6/96     7/96     8/96     9/96   10/96    11/96    12/96    01/97
AVSC            AVC         100      116      128      143     144      129      155      190     204      198      226      208
S&P 500         1500        100      101      102      105     105      101      103      109     112      120      118      125
RUSSELL 2000    IR20        100      102      108      112     107       98      103      108     106      110      113      115

                                                                  CUMULATIVE TOTAL RETURN
                        -----------------------------------------------------------------------------------------------------------
                          02/97    03/97    04/97    05/97   06/97    07/97    08/97    09/97   10/97    11/97    12/97    01/98
AVSC            AVC         213      210      238      291     293      327      380      366     401      382      400      283
S&P 500         1500        126      121      128      136     142      153      145      153     148      154      157      159
RUSSELL 2000    IR20        113      107      108      120     125      131      134      143     137      136      138      136


                                                                  CUMULATIVE TOTAL RETURN
                        -----------------------------------------------------------------------------------------------------------
                          02/98    03/98    04/98    05/98   06/98    07/98    08/98    09/98   10/98    11/98    12/98    01/99
AVSC            AVC         302      346      180      199     157      131       87       76      59       84       82       83
S&P 500         1500        170      179      181      178     185      183      157      167     180      191      202      210
RUSSELL 2000    IR20        146      152      153      148     148      136      110      118     123      130      138      139


                                                                  CUMULATIVE TOTAL RETURN
                        -----------------------------------------------------------------------------------------------------------
                          02/99    03/99    04/99    05/99   06/99    07/9908/99        09/99   10/99    11/99    12/99    01/99
AVSC            AVC          70       82       59       48      56       52       78       78      54       80       33       19
S&P 500         1500        204      212      220      215     227      220      219      213     222      226      238      227
RUSSELL 2000    IR20        128      127      139      143     148      145      139      137     138      146      162      159


                                                                  CUMULATIVE TOTAL RETURN
                        -----------------------------------------------------------------------
                          02/00    03/00    04/00    05/00   06/00    07/00    08/00    09/00
AVSC            AVC          28       16       16        7       6        5        7        5
S&P 500         1500        223      244      237      232     238      234      248      235
RUSSELL 2000    IR20        185      173      163      154     167      162      173      169

*$100 INVESTED ON 3/12/96 IN STOCK OR ON 2/29/96 IN INDEX-- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

THE PERFORMANCE COMPARISON WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE THEREIN.

           CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

STOCKHOLDERS AGREEMENT

Upon completion of the initial public offering of the Company's Common Stock in March, 1996, the Company entered into the Stockholders Agreement with EMW LLC and Raymond S. Ingleby, a former officer and director of the Company. The Stockholders Agreement contains, among other things, various terms regarding nominations for the Company's Board of Directors and certain registration rights granted by the Company. Pursuant to the terms of the Stockholders Agreement, for so long as EMW LLC beneficially owns at least 20% or 10% of the outstanding shares of Common Stock, it will have the right to designate two nominees or one nominee, respectively, for director. At present, EMW LLC has designated only one director, David E. Libowitz, for nomination to the Board of Directors. The Stockholders Agreement also provides that for so long as Mr. Ingleby shall hold office as the Chairman and Chief Executive Officer of the Company, he will have the right to be designated as a nominee for director. In December, 1998, Mr. Ingleby resigned from the position of Chief Executive Officer of the Company, and he resigned from the position of Chairman of the Company in May, 1999. Accordingly, Mr. Ingleby no longer has the automatic right to such nomination.

Additionally, the Stockholders Agreement provides that EMW LLC is entitled to three "demand" registrations, which may be exercised at any time. The Stockholders Agreement also provides that Mr. Ingleby will be entitled to one "demand" registration with respect to not less than 50% of the number of shares of Common Stock that he beneficially owned immediately prior to the completion of the Initial Public Offering (i.e., 1,396,356 shares), provided that Mr. Ingleby may not exercise such "demand" until the earliest of (i) six months after the effective date of a registration statement filed by the Company in respect of shares of Common Stock owned by EMW LLC, (ii) the distribution by EMW LLC of shares of Common Stock to its partners and (iii) March 15, 2001. In July, 1997, EMW LLC made a distribution of shares of Common Stock to its partners, thereby triggering Mr. Ingleby's right to exercise such "demand." Mr. Ingleby is also entitled to "piggyback" registration rights in the event that EMW LLC exercises a "demand" registration. In addition, the Stockholders Agreement grants to Mr. Ingleby certain co-sale rights in the event that EMW LLC sells, transfers or otherwise disposes of any shares of its Common Stock.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of January 22, 2001 with respect to (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company and (iv) all directors and executive officers of the Company as a group.




                                                                                                  BENEFICIAL
                                                                                                  OWNERSHIP(1)
                                                                                                 -------------
                                                                                      NUMBER OF
                                                                                      SHARES OF              PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                COMMON STOCK             COMMON STOCK
------------------------------------                                               ---------------          ---------------
5% Holders
Warburg, Pincus Investors, L.P.(2) .............................................      6,664,236(3)                 26.6%
   466 Lexington Avenue
   10th Floor
   New York, New York 10017
State of Wisconsin Investment Board ...........................................       2,820,000(4)                 11.3
   P.O. Box 7842
   Madison, Wisconsin 53707
Raymond S. Ingleby .............................................................      1,724,549(3)(6)               6.9
   c/o Fylde Office Services Bureau
   28 Orchard Road
   St. Annes-on-Sea
   Lancashire FY8 1PF
   England

DIRECTORS AND EXECUTIVE OFFICERS

Digby J. Davies ................................................................       348,200 (7)(8)               1.4
Robert K. Ellis ...............................................................        401,200 (8)(9)               1.6
Michael J. O'Brien ............................................................        194,200 (8)(10)                *
Kenneth R. Sanders ............................................................        194,200 (8)(10)                *
John C. Voaden ................................................................        194,200 (8)(10)                *
Errol M. Cook .................................................................          1,625                        *
Bryan D. Langton ..............................................................         36,197 (11)                   *
David E. Libowitz(2) ..........................................................      6,664,236 (3)                 26.6
C. Anthony Wainwright .........................................................          9,669                        *
All executive officers and directors as a group (9 persons) ...................      7,377,727                     29.4


----------------
 *  Less than 1%

(1) Except where otherwise indicated, the Company believes that all parties listed in the table, based on information provided by such persons, have sole voting and dispositive power over the securities beneficially owned by them, subject to community property laws, where applicable. For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person or group of persons has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or group of persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) The sole general partner of Warburg, Pincus Investors, L.P. ("Warburg") is Warburg Pincus & Co., a New York general partnership ("WP"). EMW LLC manages Warburg. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control each of WP and EMW LLC. David
    E. Libowitz, a director of the Company, is a Managing Director and member of EMW LLC, and a general partner of WP. As such, Mr. Libowitz may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares of Common Stock beneficially owned by Warburg. Mr. Libowitz disclaims "beneficial ownership" of the Common Stock owned by Warburg within the meaning of Rule 13d-3 under the Exchange Act.

(3) Includes 400,000 shares of Common Stock pledged to Warburg by Raymond S. Ingleby in connection with loan made by Warburg to Mr. Ingleby. Mr. Ingleby has sole voting power in respect of such pledged shares. Includes 666,000 shares of Common Stock pledged to Warburg by Voltaire Investments LLC ("Voltaire") as security in connection with the sale of such shares to Voltaire by Warburg. Voltaire has sole voting power in respect of such pledged shares.

(4) As disclosed in Amendment No. 2, dated August 10, 2000, to Schedule 13G.

 (5) Intentionally omitted.
 (6) Includes 85,000 shares held of record by the Raymond and Leigh Ingleby Foundation, Inc.
 (7) Includes   215,000   shares  of  Common  Stock  issued   pursuant  to  the
     Corporation's Amended and Restated 1996 Stock Option Plan (the "Option Plan"), which shares vest and become non-forfeitable on April 4, 2002.
 (8) Includes 133,200 shares owned by Voltaire, of which such person is a member. Such shares represent individual's pro rata economic interest in shares that are owned by Voltaire. Shares have been pledged to Warburg by
     Voltaire as security  in  connection   with  the  sale  of such  shares to
     Voltaire by Warburg.
 (9) Includes 268,000 shares of Common Stock issued pursuant to the Option Plan, which shares vest and become non-forfeitable on April 4, 2002.
(10) Includes 61,000 shares of Common Stock issued pursuant to the Option Plan, which shares vest and become non-forfeitable on April 4, 2002.
(11) Includes presently exercisable options to purchase 18,000 shares of Common Stock at $21.3125 per share, which expire in November, 2006.

                                   PROPOSAL 2

                RATIFICATION AND APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors of the Company has selected Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 2001, including the transition report period October 1, 2000 through December 31, 2000. The transition report period results from the Company's recent change in fiscal year end from September 30 to December 31, which was reported in a Current Report on Form 8-K, filed December 29, 2000. Ernst & Young has audited the Company's financial statements since 1992. Representatives of Ernst & Young are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001, INCLUDING THE TRANSITION REPORT PERIOD OCTOBER 1, 2000 THROUGH DECEMBER 31, 2000.


                                 OTHER BUSINESS

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than that which has been referred to above. As to other business, if any, that may come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the proxy holder.

                              STOCKHOLDER PROPOSALS

Any proposal of a stockholder intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2002, must be received by the Secretary of the Company by December 31, 2001 for inclusion in the notice of meeting and proxy statement relating to the 2002 Annual Meeting. The persons designated as proxies by the Company in connection with the annual meeting to be held in 2002 will have discretionary voting authority with respect to any stockholder proposal of which the Company did not receive timely notice.

                                    FORM 10-K

A copy of the  Company's  Annual  Report on Form 10-K for the fiscal  year ended
September 30, 2000 ("Form 10-K") accompanies this Proxy Statement. Additional copies of the Form 10-K may be obtained by writing to Audio Visual Services Corporation, 111 West Ocean Boulevard, Suite 1110, Long Beach, California 90802,
Attention: Secretary.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon review of the Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(c) promulgated under the Exchange Act, the Company is not aware of any failure of any officer, director or beneficial owner of more than 10% of the Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 in respect of the Company during fiscal year 2000, except for (i) each of Bryan D. Langton and C. Anthony Wainwright, directors of the Corporation, each of whom did not file a report on Form 5 in respect of shares issued to them in fiscal 1999 under the Corporation's Non-Employee Directors Stock Plan, as amended, and subsequently made such disclosure on a Form 5 filed in respect of transactions in the Corporation's equity securities during fiscal 2000, (ii) each of Michael J. O'Brien and Kenneth R. Sanders, Executive Vice Presidents of the Corporation, each of whom did not file a report on Form 3 and subsequently made the disclosures required on such form on a Form 5, and (iii) John C. Voaden, an Executive Vice President of the Corporation, who did not file a report on Form 5 in respect of options granted to him in fiscal 1999 under the Corporation's
Amended and Restated 1996 Stock Option Plan and subsequently made such disclosure on a Form 5 filed in respect of transactions in the Corporation's equity securities during fiscal 2000.



                                         By Order of the Board of Directors
                                         /s/ James Whitney Markowitz
                                         ----------------------------------
                                         James Whitney Markowitz
                                         Secretary

Dated: January 26, 2001
Long Beach, California

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


                                   APPENDIX A


                        AUDIO VISUAL SERVICES CORPORATION

                                 ---------------

                           POLICY STATEMENT REGARDING
                      COMMITTEES OF THE BOARD OF DIRECTORS
   (ADOPTED AS OF SEPTEMBER 25, 1996; AMENDED AND RESTATED AS OF JULY 1, 2000)



I.  General

    A. Standing Committees

      1. Audit Committee
      2. Compensation Committee

      Pursuant to Article III, Section 14 of the Third Amended and Restated By-Laws (the "By-Laws") of Audio Visual Services Corporation (the "Corporation") the Board, by resolution adopted by a majority of the entire Board, may also designate other standing committees such as an executive committee.

    B. Special Committees

      From time to time, the Board may, by resolution adopted by a majority of the entire Board, appoint special committees to act upon such matters as the Board may commit to such committees.

   C. Membership

      1. Pursuant to Article III, Section 14 of the By-Laws, committees of the Board shall consist of one or more directors. The members of each committee are designated by the Board and shall serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee. Alternate members may replace any absent or disqualified members at any meeting of any committee.

      2. The Chairman of the Board, ex officio, may attend standing committee meetings. The nature of the Chairman of the Board's participation will be determined jointly with the Chairman of each standing committee. The Chairman of the Board may be appointed by action of the Board to any standing committee except the Audit Committee.

      3. The Chairman of each committee shall be designated by the Board at the time a committee is appointed.

   D. Reimbursement

      Each director who is not an employee of the Corporation shall be entitled to reimbursement for reasonable expenses incurred in attending committee meetings.

   E. Operation of Committees

      1. Pursuant to Article III, Section 14 of the By-Laws, except as limited by law, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the powers and authority of the Board with respect to all matters.

      2. Pursuant to Article III, Section 15 of the By-Laws, a majority of all of the members of a committee shall constitute a quorum for the transaction of business.

      3. Pursuant to Article III, Section 15 of the By-Laws, each committee shall adopt whatever rules of procedure it determines necessary or appropriate for the conduct of its activities.

      4. Each committee shall appoint a secretary who may, but need not, be a member of the committee.

      5. Each committee may, if the committee so determines, keep minutes of its proceedings.

      6. Each committee may call upon the officers and employees of the Corporation, the Corporation's outside counsel, independent auditors, consultants, financial advisers and other professional advisers as it may choose.

      7. Pursuant to Article III, Section 15 of the By-Laws, each committee may act by unanimous written consent in lieu of a meeting. Pursuant to Article III, Section 17 of the By-Laws, each committee may act by means of a telephone conference call.

II.  AUDIT COMMITTEE

     A. Organization

        There shall be a committee of the Board of Directors to be known as the Audit Committee, which shall consist of at least three (3) directors no later than June 2001, all of whom must be financially literate and one of whom must have accounting or related financial management expertise in the Board's business judgment. Pursuant to the requirements of The New York Stock Exchange, the Audit Committee shall be comprised solely of directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Directors who are affiliates of the Corporation or officers or employees of the Corporation may not be members of the Audit Committee.

    B.  Statement of Policy

        The Audit Committee shall meet not less than once per year and shall provide assistance to the Board of Directors in fulfilling its responsibility to stockholders, potential stockholders and the investment community in connection with corporate accounting, reporting practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In carrying out the foregoing, it shall be the responsibility of the Audit Committee to maintain free and open means of communication between the Corporation's directors, independent auditors, internal auditors and the financial management of the Corporation.

    C.  Responsibilities

        1. The Audit Committee will maintain flexible policies and procedures in order to react to changing conditions and to ensure that the corporate accounting and reporting practices of the Corporation are in accordance with all applicable legal, regulatory and accounting requirements and are of the highest quality.

        2. In carrying out the foregoing responsibilities, the Audit Committee will:

            a. Make annual recommendations to the Board of Directors regarding the selection of independent auditors to audit the financial statements of the Corporation and its subsidiaries;

            b. Meet with the independent auditors and financial management of the Corporation to review and discuss the scope and estimated cost of the annual audit program and the audit procedures to be utilized, and review the results of the audit, including reports, management letters and comments and recommendations of the auditors, and satisfy itself or obtain confirmation of the independent auditors' independence;

            c. Review with the independent auditors, the Corporation's internal auditor and the Corporation's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable;

            d. Review the internal audit function, if any, of the Corporation, including the adequacy of resources committed to the function, the adequacy of the system of internal controls, procedures, program and results of activities, the independence and authority of its reporting obligations, the proposed audit plans for the coming fiscal year, and the coordination of such plans with the independent auditors;

            e. Review on a continuing basis the administration of the Corporation's legal compliance programs, standards of conduct and other company policy statements, including, without limitation, policies and procedures for compliance with disclosure requirements with respect to conflicts of interest and for prevention of unethical, questionable or illegal payments;

            f. Review with management and independent auditors the Corporation's quarterly financial statements and the Corporation's year-end and/or other financial statements contained in the annual report to
            stockholders  to  determine  that  the   independent   auditors  are
            satisfied with the disclosure and content of the financial statements to be presented;

            g. Review as appropriate (i) changes in accounting standards or rules, (ii) any unusual or extraordinary accrual or reserve having a material effect, (iii) adequacy of tax reserves and (iv) outstanding litigation and related reserves for exposure;

            h. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present to discuss, among other things, the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of the audit;

            i. Review accounting and financial human resources and succession planning within the Corporation;

            j. Review expenses of the elected officers;

            k. Review and approve the level of non-audit work performed by independent auditors;

            l. Submit the minutes of all meetings of the Audit Committee to, and/or discuss the matters discussed at each committee meeting with, the Board of Directors and serve as the channel of communication between the Board and the independent auditors;

            m. Investigate any matter brought to its attention within the scope of its duties, with the power to call upon officers of the Corporation and retain outside counsel and other advisers for this purpose if, in its judgment, such is appropriate; and

            n. Satisfy itself generally that the accounting practices and internal control systems throughout the Corporation are adequate to assure reliable and informative financial reporting, to safeguard corporate assets, to assure compliance with the laws and regulations to which the Corporation is subject and to assure adherence to a high standard of business conduct.

III.  COMPENSATION COMMITTEE

       A.  Organization

            There shall be a committee of the Board of Directors to be known as the Compensation Committee, which shall consist of at least one director. Directors who are affiliates of the Corporation or officers or employees of the Corporation may be members of the Compensation Committee; provided, however, that members of the Compensation Committee who are officers or employees of the Corporation may not vote on matters regarding their own salary and bonus arrangements.

        B.  Statement of Policy

            The Compensation Committee shall provide assistance to the Board of Directors in (i) negotiating the terms of employment, including, without limitation, salary and bonus arrangements, of the Corporation's executive officers and (ii) formulating and monitoring the Corporation's compensation programs. The Compensation Committee will maintain flexible policies and procedures so that the Corporation may attract and retain the highest quality executives and other personnel.

        C.  Responsibilities

            In carrying out its responsibilities, the Compensation Committee will:

            1. Establish and approve compensation policies, salary levels and bonus payments for the Corporation's executive officers and review the job objectives and job performance of such executive officers;

            2. Administer the Corporation's Amended and Restated 1996 Stock Option Plan (as may, from time to time, be further amended and/or restated);

            3. Establish and approve policies and grants of stock options, stock appreciation rights and phantom stock rights, issuances of restricted stock and all other incentive-based and/or long term compensation;

            4. Consider and approve loans to corporate officers and guarantees of obligations of such officers;

            5. Prepare an annual report of compensation policies used in determining compensation levels of executive officers to be included in the Corporation's proxy statement;

            6. Review and recommend type and level of compensation to be paid to directors for their service on the Board and committees thereof; and

            7. Investigate any matter brought to its attention within the scope of its duties, with the power to call upon officers of the Corporation or retain outside counsel or other advisers for this purpose if, in its judgment, such is appropriate.

                      [This Page Intentionally Left Blank]

AUDIO VISUAL SERVICES CORPORATION                         Revocable Proxy
                                                          ---------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AUDIO VISUAL SERVICES CORPORATION, FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 2, 2001, AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

The undersigned hereby acknowledges prior receipt of the Notice of the Annual Meeting of Stockholders (the "Meeting") and the Proxy Statement describing the matters set forth below, and indicating the date, time and place of the Meeting, and hereby appoints the Board of Directors of Audio Visual Services Corporation (the "Company"), or any of them acting alone, as proxy, each with full power of substitution to represent the undersigned at the Meeting, and at any adjournment or adjournments thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present on the matters referred to the reverse side in the manner specified.

THIS PROXY, IF EXECUTED, WILL BE VOTED AS DIRECTED, BUT, IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED. PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE. THIS PROXY MUST BE RECEIVED BY THE COMPANY NO LATER THAN MARCH 2, 2001.

This Proxy is revocable and the undersigned may revoke it at any time prior to the Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and wish to vote in person at the Meeting, or any adjournment thereof, the undersigned may revoke this Proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the Meeting.

                  (Continued and to be signed on reverse side)

                            ^ FOLD AND DETACH HERE ^

                         Annual Meeting Of Stockholders
                        Audio Visual Services Corporation

                              Friday, March 2, 2001
                              10:00 a.m. local time
                             Hotel Inter-Continental
                              111 East 48th Street
                            New York, New York 10017

                                  Please mark your votes
                                  as indicated in               /X/
                                  this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

(1)      Election of Directors of all nominees listed


          FOR                   WITHHOLD
     all nominees              AUTHORITY
     listed below             to vote for
  (Except As Marked          all nominees
   To The Contrary)          listed below

    / /                       / /


Errol M. Cook; Digby J. Davies; Robert K. Ellis; Bryan D. Langton; David E. Libowitz; C. Anthony Wainwright


INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

---------------------------------------------


(2) Ratification and approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, including the transition report period, October 1, 2000 through December 31, 2000.

                         FOR          AGAINST        ABSTAIN

                        / /             / /            / /

(3) To vote, in its discretion, upon any other matters that may properly come before the Annual Meeting or any adjournment thereof. See "Other Business" in the Audio Visual Services Corporation Proxy Statement.

Signature(s)                         Date                      , 2001
                                     ----                      ------

Please sign your name exactly as it appears hereon. Joint accounts need only one signature, but all accountholders should sign if possible. When signing as an administrator, agent, corporation officer, executor, trustee, guardian or similar position or under a power of attorney, please add your full title to your signature. PLEASE RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            ^ FOLD AND DETACH HERE ^

                         Annual Meeting Of Stockholders
                        Audio Visual Services Corporation

                              Friday, March 2, 2001
                              10:00 a.m. local time
                             Hotel Inter-Continental
                              111 East 48th Street
                            New York, New York 10017